EXHIBIT 99.1

First Financial Bancorp Announces First Quarter 2018 Results

First Quarter 2018 Earnings per Diluted Share Increased 26% from First Quarter 2017

Cincinnati, Ohio - April 19, 2018 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the first quarter 2018. For the three months ended March 31, 2018, the Company reported net income of $30.5 million, or $0.49 per diluted common share. These results compare to net income of $24.8 million, or $0.40 per diluted common share, for the fourth quarter of 2017 and $24.4 million, or $0.39 per diluted common share, for the first quarter of 2017.

Return on average assets for the first quarter of 2018 was 1.40% while return on average tangible common equity was 17.17%. These compare to a return on average assets of 1.13% and return on average tangible common equity of 13.85% in the fourth quarter of 2017 and a return on average assets of 1.18% and a return on average tangible common equity of 14.98% in the first quarter of 2017.

First quarter 2018 highlights include:

•	Reported net income of $0.49 per diluted common share, 1.40% return on average assets and 17.17% return on average tangible common equity

◦	Adjusted net income of $0.52 per share, 1.49% return on average assets and 18.24% return on avergage tangible common equity as detailed in the accompanying slide presentation

•	Net interest income of $75.8 million, a $0.2 million increase compared to the linked quarter

◦	Net interest margin increased 5 basis points from the linked quarter to 3.80% on a GAAP basis, 3.84% on a fully tax equivalent basis

•	Noninterest expenses of $52.3 million, or $49.9 million as adjusted

◦	Efficiency ratio of 56.4% for the first quarter; 53.8% as adjusted

•	Loan balances increased $88.8 million, or 6.0% on an annualized basis compared to the linked quarter

•	Stable credit performance with provision expense of $2.3 million; annualized net charge-offs of 13 basis points as a percentage of average loans

Full detail of the Company’s first quarter performance is provided in the accompanying financial statements and slide presentation, which also includes a reconciliation of adjusted financial results. First quarter 2018 financial highlights for MainSource Financial Group, Inc. are also included in the accompanying slide presentation.

Claude Davis, Executive Chairman, commented, “We are extremely pleased with our strong first quarter performance, representing our 110th consecutive quarter of profitability and top-quartile level returns. We are also excited about our recent merger with MainSource which closed on April 1st. We welcome our new colleagues from MainSource and together look forward to building an even stronger company going forward."

Archie Brown, President and Chief Executive Officer, remarked, "I echo Claude's excitement and am pleased with the financial performance of the Company during the first quarter. I am also looking forward to the opportunity to maximize synergies between two community-focused financial institutions that have already demonstrated the capability to independently produce industry-leading returns. As we complete our transition into a larger bank with greater scale and capabilities, we remain steadfast in our commitment to providing superior service and exceeding expectations for our clients, communities and shareholders."

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, April 20, 2018 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10118954. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of March 31, 2018, the Company had $8.9 billion in assets, $6.1 billion in loans, $7.0 billion in deposits and $940.0 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its four lines of business: Commercial and Private Banking, Retail Banking, Investment Commercial Real Estate and Commercial Finance. These business units provide traditional banking services to business and retail clients. Commercial and Private Banking includes First Financial Wealth Management, which provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.6 billion in assets under management as of March 31, 2018. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operated 95 banking centers as of March 31, 2018, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

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Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period, or that integration of MainSource's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Lynda Crossan
Chief Financial Officer                    Marketing Director
(513) 887-5400                        (513) 979-5817
InvestorRelations@bankatfirst.com            Lynda.Crossan@bankatfirst.com

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Selected Financial Information
March 31, 2018
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2018	2017	2017	2017	2017
RESULTS OF OPERATIONS
Net income	$30,506	$24,811	$24,826	$22,736	$24,414
Net earnings per share - basic	$0.49	$0.40	$0.40	$0.37	$0.40
Net earnings per share - diluted	$0.49	$0.40	$0.40	$0.37	$0.39
Dividends declared per share	$0.19	$0.17	$0.17	$0.17	$0.17

KEY FINANCIAL RATIOS
Return on average assets	1.40%	1.13%	1.13%	1.06%	1.18%
Return on average shareholders' equity	13.31%	10.70%	10.85%	10.25%	11.36%
Return on average tangible shareholders' equity	17.17%	13.85%	14.10%	13.42%	14.98%

Net interest margin	3.80%	3.75%	3.50%	3.50%	3.63%
Net interest margin (fully tax equivalent) (1)	3.84%	3.82%	3.57%	3.56%	3.70%

Ending shareholders' equity as a percent of ending assets	10.56%	10.46%	10.44%	10.31%	10.32%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.41%	8.30%	8.25%	8.09%	8.05%
Risk-weighted assets	10.09%	10.15%	9.95%	9.92%	9.90%

Average shareholders' equity as a percent of average assets	10.53%	10.54%	10.42%	10.36%	10.36%
Average tangible shareholders' equity as a percent of
average tangible assets	8.36%	8.34%	8.21%	8.12%	8.06%

Book value per share	$15.11	$14.99	$14.74	$14.45	$14.16
Tangible book value per share	$11.75	$11.62	$11.36	$11.07	$10.78

Common equity tier 1 ratio (2)	10.77%	10.63%	10.53%	10.54%	10.59%
Tier 1 ratio (2)	10.77%	10.63%	10.53%	10.54%	10.59%
Total capital ratio (2)	13.17%	13.07%	12.98%	13.05%	13.19%
Leverage ratio (2)	9.00%	8.84%	8.74%	8.69%	8.69%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$6,016,492	$5,952,290	$5,902,053	$5,789,610	$5,736,513
FDIC indemnification asset	1,502	7,413	8,932	10,327	11,520
Investment securities	2,042,781	2,020,040	2,041,785	2,035,334	1,906,699
Interest-bearing deposits with other banks	27,073	25,357	37,199	20,293	40,985
Total earning assets	$8,087,848	$8,005,100	$7,989,969	$7,855,564	$7,695,717
Total assets	$8,830,176	$8,731,956	$8,716,917	$8,582,961	$8,409,071
Noninterest-bearing deposits	$1,570,572	$1,637,228	$1,510,032	$1,513,995	$1,499,097
Interest-bearing deposits	5,332,740	5,202,412	5,170,365	5,056,223	4,942,766
Total deposits	$6,903,312	$6,839,640	$6,680,397	$6,570,218	$6,441,863
Borrowings	$866,848	$842,211	$999,818	$995,132	$968,326
Shareholders' equity	$929,474	$920,194	$908,057	$889,604	$871,215

CREDIT QUALITY RATIOS
Allowance to ending loans	0.89%	0.90%	0.91%	0.93%	0.98%
Allowance to nonaccrual loans	179.57%	224.32%	181.07%	150.05%	169.85%
Allowance to nonperforming loans	120.24%	129.77%	109.48%	96.77%	89.25%
Nonperforming loans to total loans	0.74%	0.69%	0.83%	0.97%	1.10%
Nonperforming assets to ending loans, plus OREO	0.76%	0.74%	0.89%	1.07%	1.19%
Nonperforming assets to total assets	0.52%	0.50%	0.60%	0.72%	0.80%
Classified assets to total assets	0.98%	0.98%	1.08%	1.13%	1.34%
Net charge-offs to average loans (annualized)	0.13%	0.02%	0.22%	0.13%	0.14%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) March 31, 2018 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2018	2017
	First	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$74,920	$74,347	$71,148	$67,748	$66,868	$280,111
Investment securities
Taxable	13,670	13,212	13,150	12,598	11,608	50,568
Tax-exempt	1,657	1,571	1,537	1,457	1,353	5,918
Total investment securities interest	15,327	14,783	14,687	14,055	12,961	56,486
Other earning assets	107	(592)	(917)	(1,014)	(1,001)	(3,524)
Total interest income	90,354	88,538	84,918	80,789	78,828	333,073

Interest expense
Deposits	10,298	9,243	10,335	8,679	6,925	35,182
Short-term borrowings	2,663	2,144	2,566	2,051	1,432	8,193
Long-term borrowings	1,581	1,537	1,538	1,539	1,539	6,153
Total interest expense	14,542	12,924	14,439	12,269	9,896	49,528
Net interest income	75,812	75,614	70,479	68,520	68,932	283,545
Provision for loan and lease losses	2,303	(205)	2,953	467	367	3,582
Net interest income after provision for loan and lease losses	73,509	75,819	67,526	68,053	68,565	279,963

Noninterest income
Service charges on deposit accounts	5,039	5,190	5,169	4,772	4,644	19,775
Trust and wealth management fees	3,954	3,597	3,324	3,405	3,747	14,073
Bankcard income	3,394	3,390	3,272	3,501	3,135	13,298
Client derivative fees	1,757	2,047	1,779	1,489	1,103	6,418
Net gains from sales of loans	588	1,171	1,455	1,327	1,216	5,169
Net gains on sale of investment securities	0	19	276	838	516	1,649
Other	2,206	2,968	7,667	2,122	3,003	15,760
Total noninterest income	16,938	18,382	22,942	17,454	17,364	76,142

Noninterest expenses
Salaries and employee benefits	31,102	35,439	33,827	31,544	31,750	132,560
Net occupancy	4,497	4,252	4,328	4,302	4,515	17,397
Furniture and equipment	2,040	1,969	2,161	2,136	2,177	8,443
Data processing	3,672	3,768	3,455	3,501	3,298	14,022
Marketing	801	1,060	649	982	510	3,201
Communication	459	474	430	468	447	1,819
Professional services	2,198	9,766	2,030	1,469	1,758	15,023
State intangible tax	765	492	721	721	721	2,655
FDIC assessments	894	943	1,051	1,018	932	3,944
Loss (gain) - other real estate owned	77	219	237	162	24	642
Other	5,783	24,516	5,554	5,253	4,913	40,236
Total noninterest expenses	52,288	82,898	54,443	51,556	51,045	239,942
Income before income taxes	38,159	11,303	36,025	33,951	34,884	116,163
Income tax expense	7,653	(13,508)	11,199	11,215	10,470	19,376
Net income	$30,506	$24,811	$24,826	$22,736	$24,414	$96,787

ADDITIONAL DATA
Net earnings per share - basic	$0.49	$0.40	$0.40	$0.37	$0.40	$1.57
Net earnings per share - diluted	$0.49	$0.40	$0.40	$0.37	$0.39	$1.56
Dividends declared per share	$0.19	$0.17	$0.17	$0.17	$0.17	$0.68

Return on average assets	1.40%	1.13%	1.13%	1.06%	1.18%	1.12%
Return on average shareholders' equity	13.31%	10.70%	10.85%	10.25%	11.36%	10.78%

Interest income	$90,354	$88,538	$84,918	$80,789	$78,828	$333,073
Tax equivalent adjustment	718	1,387	1,353	1,294	1,225	5,259
Interest income - tax equivalent	91,072	89,925	86,271	82,083	80,053	338,332
Interest expense	14,542	12,924	14,439	12,269	9,896	49,528
Net interest income - tax equivalent	$76,530	$77,001	$71,832	$69,814	$70,157	$288,804

Net interest margin	3.80%	3.75%	3.50%	3.50%	3.63%	3.59%
Net interest margin (fully tax equivalent) (1)	3.84%	3.82%	3.57%	3.56%	3.70%	3.66%

Full-time equivalent employees	1,289	1,304	1,363	1,429	1,424

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	% Change	% Change
	2018	2017	2017	2017	2017	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$116,581	$150,650	$117,840	$117,478	$117,914	(22.6)%	(1.1)%
Interest-bearing deposits with other banks	10,200	33,974	34,787	29,839	39,058	(70.0)%	(73.9)%
Investment securities available-for-sale	1,359,381	1,349,408	1,286,770	1,298,578	1,220,046	0.7%	11.4%
Investment securities held-to-maturity	633,722	654,008	669,816	696,269	730,796	(3.1)%	(13.3)%
Other investments	53,070	53,140	53,198	53,285	50,996	(0.1)%	4.1%
Loans held for sale	8,048	11,502	16,466	11,939	7,657	(30.0)%	5.1%
Loans and leases
Commercial and industrial	1,943,741	1,912,743	1,886,093	1,824,589	1,779,635	1.6%	9.2%
Lease financing	81,617	89,347	86,014	88,152	88,888	(8.7)%	(8.2)%
Construction real estate	494,665	467,730	420,941	443,112	446,332	5.8%	10.8%
Commercial real estate	2,544,051	2,490,091	2,523,387	2,471,655	2,398,235	2.2%	6.1%
Residential real estate	468,584	471,391	477,964	490,398	486,601	(0.6)%	(3.7)%
Home equity	483,643	493,604	494,342	464,066	458,974	(2.0)%	5.4%
Installment	39,248	41,586	43,650	47,654	52,063	(5.6)%	(24.6)%
Credit card	46,472	46,691	44,646	44,139	43,354	(0.5)%	7.2%
Total loans	6,102,021	6,013,183	5,977,037	5,873,765	5,754,082	1.5%	6.0%
Less:
Allowance for loan and lease losses	54,380	54,021	54,534	54,873	56,326	0.7%	(3.5)%
Net loans	6,047,641	5,959,162	5,922,503	5,818,892	5,697,756	1.5%	6.1%
Premises and equipment	127,046	125,036	126,790	128,956	131,808	1.6%	(3.6)%
Goodwill and other intangibles	209,053	209,379	209,730	210,045	210,324	(0.2)%	(0.6)%
Accrued interest and other assets	333,687	350,664	323,789	344,761	324,815	(4.8)%	2.7%
Total Assets	$8,898,429	$8,896,923	$8,761,689	$8,710,042	$8,531,170	0.0%	4.3%

LIABILITIES
Deposits
Interest-bearing demand	$1,442,399	$1,453,463	$1,518,011	$1,496,173	$1,494,892	(0.8)%	(3.5)%
Savings	2,450,196	2,462,420	2,434,086	2,398,262	2,284,821	(0.5)%	7.2%
Time	1,545,273	1,317,105	1,188,597	1,097,911	1,202,563	17.3%	28.5%
Total interest-bearing deposits	5,437,868	5,232,988	5,140,694	4,992,346	4,982,276	3.9%	9.1%
Noninterest-bearing	1,572,636	1,662,058	1,585,396	1,476,563	1,547,600	(5.4)%	1.6%
Total deposits	7,010,504	6,895,046	6,726,090	6,468,909	6,529,876	1.7%	7.4%
Federal funds purchased and securities sold
under agreements to repurchase	56,732	72,265	45,532	130,633	52,484	(21.5)%	8.1%
FHLB short-term borrowings	601,600	742,300	818,200	957,700	806,700	(19.0)%	(25.4)%
Total short-term borrowings	658,332	814,565	863,732	1,088,333	859,184	(19.2)%	(23.4)%
Long-term debt	169,695	119,654	119,615	119,669	119,629	41.8%	41.9%
Total borrowed funds	828,027	934,219	983,347	1,208,002	978,813	(11.4)%	(15.4)%
Accrued interest and other liabilities	119,913	136,994	137,298	135,014	142,416	(12.5)%	(15.8)%
Total Liabilities	7,958,444	7,966,259	7,846,735	7,811,925	7,651,105	(0.1)%	4.0%

SHAREHOLDERS' EQUITY
Common stock	571,457	573,109	571,750	569,302	567,911	(0.3)%	0.6%
Retained earnings	515,498	491,847	477,588	463,250	451,073	4.8%	14.3%
Accumulated other comprehensive loss	(34,683)	(20,390)	(20,379)	(22,222)	(26,639)	70.1%	30.2%
Treasury stock, at cost	(112,287)	(113,902)	(114,005)	(112,213)	(112,280)	(1.4)%	0.0%
Total Shareholders' Equity	939,985	930,664	914,954	898,117	880,065	1.0%	6.8%
Total Liabilities and Shareholders' Equity	$8,898,429	$8,896,923	$8,761,689	$8,710,042	$8,531,170	0.0%	4.3%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2018	2017	2017	2017	2017
ASSETS
Cash and due from banks	$116,095	$121,792	$111,984	$116,123	$115,719
Interest-bearing deposits with other banks	27,073	25,357	37,199	20,293	40,985
Investment securities	2,042,781	2,020,040	2,041,785	2,035,334	1,906,699
Loans held for sale	9,171	12,572	12,705	9,243	8,125
Loans and leases
Commercial and industrial	1,897,726	1,857,546	1,843,677	1,778,523	1,782,829
Lease financing	86,755	84,635	85,649	86,880	89,549
Construction real estate	483,930	449,195	408,373	447,716	414,038
Commercial real estate	2,495,604	2,487,149	2,497,170	2,418,355	2,390,004
Residential real estate	468,855	477,454	489,508	490,709	497,412
Home equity	487,073	494,804	473,988	462,431	459,821
Installment	40,409	42,283	45,911	51,275	50,722
Credit card	46,969	46,652	45,072	44,478	44,013
Total loans	6,007,321	5,939,718	5,889,348	5,780,367	5,728,388
Less:
Allowance for loan and lease losses	55,016	55,279	55,326	57,379	58,461
Net loans	5,952,305	5,884,439	5,834,022	5,722,988	5,669,927
Premises and equipment	126,016	126,310	128,539	131,654	132,384
Goodwill and other intangibles	209,244	209,571	209,933	210,215	210,513
Accrued interest and other assets	347,491	331,875	340,750	337,111	324,719
Total Assets	$8,830,176	$8,731,956	$8,716,917	$8,582,961	$8,409,071

LIABILITIES
Deposits
Interest-bearing demand	$1,415,603	$1,502,245	$1,494,367	$1,483,186	$1,484,427
Savings	2,450,697	2,518,771	2,494,592	2,408,950	2,224,708
Time	1,466,440	1,181,396	1,181,406	1,164,087	1,233,631
Total interest-bearing deposits	5,332,740	5,202,412	5,170,365	5,056,223	4,942,766
Noninterest-bearing	1,570,572	1,637,228	1,510,032	1,513,995	1,499,097
Total deposits	6,903,312	6,839,640	6,680,397	6,570,218	6,441,863
Federal funds purchased and securities sold
under agreements to repurchase	72,865	57,131	71,315	62,893	88,048
FHLB short-term borrowings	667,641	660,859	808,842	812,588	760,673
Total short-term borrowings	740,506	717,990	880,157	875,481	848,721
Long-term debt	126,342	124,221	119,661	119,651	119,605
Total borrowed funds	866,848	842,211	999,818	995,132	968,326
Accrued interest and other liabilities	130,542	129,911	128,645	128,007	127,667
Total Liabilities	7,900,702	7,811,762	7,808,860	7,693,357	7,537,856

SHAREHOLDERS' EQUITY
Common stock	572,915	572,392	570,216	568,654	570,058
Retained earnings	503,140	483,554	470,591	456,648	442,104
Accumulated other comprehensive loss	(33,285)	(21,740)	(19,940)	(23,414)	(27,569)
Treasury stock, at cost	(113,296)	(114,012)	(112,810)	(112,284)	(113,378)
Total Shareholders' Equity	929,474	920,194	908,057	889,604	871,215
Total Liabilities and Shareholders' Equity	$8,830,176	$8,731,956	$8,716,917	$8,582,961	$8,409,071

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages
	March 31, 2018		December 31, 2017		March 31, 2017		Linked Qtr. Income Variance			Comparable Qtr. Income Variance
	Balance	Yield	Balance	Yield	Balance	Yield	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investments:
Investment securities	$2,042,781	3.04%	$2,020,040	2.90%	$1,906,699	2.76%	$710	$(166)	$544	$1,345	$1,021	$2,366
Interest-bearing deposits with other banks	27,073	1.60%	25,357	1.41%	40,985	0.80%	12	5	17	81	(55)	26
Gross loans (1)	6,017,994	5.05%	5,959,703	4.90%	5,748,033	4.64%	2,178	(923)	1,255	5,773	3,361	9,134
Total earning assets	8,087,848	4.53%	8,005,100	4.39%	7,695,717	4.15%	2,901	(1,085)	1,816	7,199	4,327	11,526

Nonearning assets
Allowance for loan and lease losses	(55,016)		(55,279)		(58,461)
Cash and due from banks	116,095		121,792		115,719
Accrued interest and other assets	681,249		660,343		656,096
Total assets	$8,830,176		$8,731,956		$8,409,071

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,415,603	0.37%	$1,502,245	0.34%	$1,484,427	0.20%
Savings	2,450,697	0.64%	2,518,771	0.63%	2,224,708	0.48%
Time	1,466,440	1.41%	1,181,396	1.33%	1,233,631	1.17%
Total interest-bearing deposits	5,332,740	0.78%	5,202,412	0.70%	4,942,766	0.57%	$1,027	$28	$1,055	$2,620	$753	$3,373
Borrowed funds
Short-term borrowings	740,506	1.46%	717,990	1.18%	848,721	0.68%	495	24	519	1,620	(389)	1,231
Long-term debt	126,342	5.07%	124,221	4.91%	119,605	5.22%	52	(8)	44	(42)	84	42
Total borrowed funds	866,848	1.99%	842,211	1.73%	968,326	1.24%	547	16	563	1,578	(305)	1,273
Total interest-bearing liabilities	6,199,588	0.95%	6,044,623	0.85%	5,911,092	0.68%	1,574	44	1,618	4,198	448	4,646

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,570,572		1,637,228		1,499,097
Other liabilities	130,542		129,911		127,667
Shareholders' equity	929,474		920,194		871,215
Total liabilities & shareholders' equity	$8,830,176		$8,731,956		$8,409,071

Net interest income	$75,812		$75,614		$68,932		$1,327	$(1,129)	$198	$3,001	$3,879	$6,880
Net interest spread		3.58%		3.54%		3.47%
Net interest margin		3.80%		3.75%		3.63%

Tax equivalent adjustment		0.04%		0.07%		0.07%
Net interest margin (fully tax equivalent)		3.84%		3.82%		3.70%

(1) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2018	2017	2017	2017	2017
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$54,021	$54,534	$54,873	$56,326	$57,961
Provision for loan and lease losses	2,303	(205)	2,953	467	367
Gross charge-offs
Commercial and industrial	885	1,264	4,122	3,065	1,743
Construction real estate	0	1	0	0	0
Commercial real estate	2,176	10	58	485	485
Residential real estate	96	128	23	223	61
Home equity	242	278	71	384	180
Installment	16	26	24	126	49
Credit card	254	209	201	215	232
Total gross charge-offs	3,669	1,916	4,499	4,498	2,750
Recoveries
Commercial and industrial	436	370	325	693	262
Lease financing	0	0	0	1	0
Construction real estate	0	0	0	89	0
Commercial real estate	752	480	585	1,398	256
Residential real estate	26	77	70	59	9
Home equity	429	589	110	222	106
Installment	48	46	74	43	71
Credit card	34	46	43	73	44
Total recoveries	1,725	1,608	1,207	2,578	748
Total net charge-offs	1,944	308	3,292	1,920	2,002
Ending allowance for loan and lease losses	$54,380	$54,021	$54,534	$54,873	$56,326

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.10%	0.19%	0.82%	0.53%	0.34%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	0.00%	0.00%	0.00%	(0.08)%	0.00%
Commercial real estate	0.23%	(0.07)%	(0.08)%	(0.15)%	0.04%
Residential real estate	0.06%	0.04%	(0.04)%	0.13%	0.04%
Home equity	(0.16)%	(0.25)%	(0.03)%	0.14%	0.07%
Installment	(0.32)%	(0.19)%	(0.43)%	0.65%	(0.18)%
Credit card	1.90%	1.39%	1.39%	1.28%	1.73%
Total net charge-offs	0.13%	0.02%	0.22%	0.13%	0.14%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$6,275	$5,229	$9,026	$15,099	$9,249
Lease financing	0	82	87	94	102
Construction real estate	26	29	824	1,075	1,075
Commercial real estate	16,878	10,616	12,244	12,617	14,324
Residential real estate	3,324	4,140	4,333	4,442	4,520
Home equity	3,484	3,743	3,364	2,937	3,571
Installment	296	243	240	307	322
Nonaccrual loans	30,283	24,082	30,118	36,571	33,163
Accruing troubled debt restructurings (TDRs)	14,943	17,545	19,692	20,135	29,948
Total nonperforming loans	45,226	41,627	49,810	56,706	63,111
Other real estate owned (OREO)	1,065	2,781	3,116	5,961	5,300
Total nonperforming assets	46,291	44,408	52,926	62,667	68,411
Accruing loans past due 90 days or more	529	61	84	124	96
Total underperforming assets	$46,820	$44,469	$53,010	$62,791	$68,507
Total classified assets	$87,577	$87,293	$94,320	$98,391	$114,550

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	179.57%	224.32%	181.07%	150.05%	169.85%
Nonperforming loans	120.24%	129.77%	109.48%	96.77%	89.25%
Total ending loans	0.89%	0.90%	0.91%	0.93%	0.98%
Nonperforming loans to total loans	0.74%	0.69%	0.83%	0.97%	1.10%
Nonperforming assets to
Ending loans, plus OREO	0.76%	0.74%	0.89%	1.07%	1.19%
Total assets	0.52%	0.50%	0.60%	0.72%	0.80%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.51%	0.45%	0.56%	0.72%	0.67%
Total assets	0.35%	0.30%	0.38%	0.49%	0.45%
Classified assets to total assets	0.98%	0.98%	1.08%	1.13%	1.34%

(1) Nonaccrual loans include nonaccrual TDRs of $6.0 million, $5.5 million, $9.1 million, $9.4 million, and $7.8 million as of March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)

	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2018	2017	2017	2017	2017
PER COMMON SHARE
Market Price
High	$29.35	$29.15	$28.50	$28.95	$28.90
Low	$26.40	$25.30	$23.10	$25.05	$26.00
Close	$29.35	$26.35	$26.15	$27.70	$27.45

Average shares outstanding - basic	61,654,686	61,595,629	61,577,619	61,543,478	61,398,414
Average shares outstanding - diluted	62,180,744	62,131,840	62,189,637	62,234,022	62,140,384
Ending shares outstanding	62,213,823	62,069,087	62,061,465	62,141,071	62,134,285

Total shareholders' equity	$939,985	$930,664	$914,954	$898,117	$880,065

REGULATORY CAPITAL	Preliminary
Common equity tier 1 capital	$779,491	$755,735	$746,730	$731,024	$716,678
Common equity tier 1 capital ratio	10.77%	10.63%	10.53%	10.54%	10.59%
Tier 1 capital	$779,595	$755,839	$746,834	$731,128	$716,782
Tier 1 ratio	10.77%	10.63%	10.53%	10.54%	10.59%
Total capital	$953,243	$929,148	$920,642	$905,222	$892,161
Total capital ratio	13.17%	13.07%	12.98%	13.05%	13.19%
Total capital in excess of minimum
requirement	$238,221	$271,600	$264,751	$263,580	$266,367
Total risk-weighted assets	$7,240,731	$7,108,629	$7,090,714	$6,936,665	$6,765,336
Leverage ratio	9.00%	8.84%	8.74%	8.69%	8.69%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.56%	10.46%	10.44%	10.31%	10.32%
Ending tangible shareholders' equity to ending tangible assets	8.41%	8.30%	8.25%	8.09%	8.05%
Average shareholders' equity to average assets	10.53%	10.54%	10.42%	10.36%	10.36%
Average tangible shareholders' equity to average tangible assets	8.36%	8.34%	8.21%	8.12%	8.06%